UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 23, 2008

(Date of earliest event reported)

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5900 Lake Ellenor Drive, Orlando, Florida 32809

(Address of principal executive offices, including zip code)

(407) 245-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the “Company”) issued a news release dated December 23, 2008, entitled “Darden Restaurants Completes Impairment Testing, Finds No Impairment of Intangible Assets in Second Quarter,” a copy of which is furnished as Exhibit 99 to this Current Report on Form 8-K.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99	Press Release dated December 23, 2008, entitled “Darden Restaurants Completes Impairment Testing, Finds No Impairment of Intangible Assets in Second Quarter.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Paula J. Shives
Paula J. Shives Senior Vice President, General Counsel and Secretary

Date: December 23, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	Press Release dated December 23, 2008, entitled “Darden Restaurants Completes Impairment Testing, Finds No Impairment of Intangible Assets in Second Quarter.”

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